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                                                                    EXHIBIT 10.4


                      ASSIGNMENT AND ASSUMPTION AGREEMENT


                                                           Date: August 31, 1995


To:      Bingo Press & Specialty Limited
         301 Louth Street
         St. Catharines, Ontario

                 and

         Bank of America Canada, as Agent
         Four King Street West
         Toronto, Ontario M5H 1B6

         Re: Assignment under the Credit Agreement referred to below

Ladies and Gentlemen:

         We refer to Section 10.08 of the Credit Agreement, dated as of December 13, 1994 (as amended or otherwise modified, the "Credit Agreement"), among Stuart Entertainment, Inc., a Delaware corporation (the "U.S. Company"), 1089350 Ontario Inc. (n/k/a Bingo Press & Specialty Limited), an Ontario corporation (the "Canadian Company"), the various financial lending institutions from time to time parties thereto, Bank of America Canada, as agent as provided therein (the "Canadian Agent"), and Bank of America National Trust and Savings Association, as agent as provided therein (the "U.S. Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         Bank of America Canada (the "Assignor") hereby assigns and delegates to The Chase Manhattan Bank of Canada (the "Assignee") an interest of 50% of all of the rights and obligations of Assignor under the Credit Agreement and the other Loan Documents in respect of Assignor's Revolving Commitment, Term Commitment, outstanding Revolving Loans, outstanding Letters of Credit and outstanding Term Loans to the Canadian Company (such interest in such rights and obligations are hereinafter referred to as the "Assigned Interest"), and Assignee hereby accepts such assignment and delegation. After giving effect to such assignment and delegation, each of Assignee's and Assignor's Revolving Commitment and Term Commitment (which is the outstanding principal balance of its Term Loans) to the Canadian Company for the purposes of the Credit Agreement will be as set forth above the signatures thereof.

         The Assignor hereby instructs the Canadian Agent to make all payments from the Effective Date (as defined below) hereof in respect of the Assigned Interest directly to the
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Assignee; provided, that Assignee shall not be entitled to any portion of the
Upfront Fee set forth in Section 2.10(a) of the Credit Agreement or the Administrative Fee set forth in Section 2.10(c) of the Credit Agreement. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the Effective Date of the assignment and delegation being made hereby are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees, the Assignee will promptly remit the same to the Assignor.

         The Assignor represents and warrants to the Assignee that (a) the Assignor is the legal and beneficial owner of the Assigned Interest and the Assigned Interest is free and clear of any adverse claim, (b) the Assignor has committed to make the Revolving Loans in an aggregate principal amount not to exceed Cdn. $13,875,000 of which Cdn. $__________ is outstanding as of August 28, 1995 and has made a Term Loan in an aggregate principal amount of Cdn. $13,875,000 of which Cdn. $12,487,500 is currently outstanding, (c) the Assignor has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Assumption Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Assumption Agreement, and no governmental authorizations or consents or other authorizations or consents are required in connection therewith, (d) this Assignment and Assumption Agreement constitutes the legal, valid and binding obligation of the Assignor enforceable against the Assignor in accordance with its terms, (e) the making and performance by the Assignor of this Assignment and Assumption Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Assumption Agreement do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it and (f) the Assignor has neither given nor received written notice of the occurrence of a Default or an Event of Default, except as described in the Waiver and First Amendment to Credit Agreement dated as of April 14, 1995, and the Waiver and Second Amendment to Credit Agreement dated as of August 14, 1995.

         The Assignee hereby confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee acknowledges and agrees that it (i) has made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had its Commitment been granted and its Loans been made directly by such Assignee to the Canadian Company without the intervention of the Applicable Agent of such Company, the Assignor or any other Lender and (ii) has made and will continue to make, independently and without reliance upon the Agents, the Assignor or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The Assignee further acknowledges and agrees that neither the Agents nor the Assignor has made any representations or warranties about the creditworthiness of the Companies or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit





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Agreement or any other Loan Document or the value of any security therefor.
This Assignment shall be made without recourse to the Assignor.

         The Assignee represents and warrants to the Canadian Agent that, as of the date hereof, the Canadian Company will not be obligated to pay any greater amount under Section 3.01 of the Credit Agreement than the Canadian Company is obligated to pay to the Assignor under such Sections.

         Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Agent:

                 (a) the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a "Lender" under the Credit Agreement as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto; and

                 (b) the Assignor shall be released from its obligations under the Credit Agreement to the extent specified in the second paragraph hereof.

         The payment of the processing fee referred to in clause (a)(i)(C) of
Section 10.08 of the Credit Agreement is hereby waived by the Canadian Agent.

         The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitment(s):

                 (A)      Address for Notices:

                          The Chase Manhattan Bank of Canada
                          150 King Street West
                          Toronto, Ontario M5H 1J9
                          Attention:       Timothy Wilson
                          Telephone:       (416) 585-3367
                          Facsimile:       (416) 585-3370

                          with a copy to:

                          The Chase Manhattan Bank (National Association) 999 Broad Street
                          Bridgeport, Connecticut 06604
                          Attention: A. Neil Sweeny
                          Telephone: (203) 368-5010
                          Facsimile: (203) 382-6573





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                 (B)      Payment Instructions:

                          Royal Bank of Canada
                          Main Branch, Toronto
                          Correspondent Banking Division
                          Transit No. 07172
                          F/A: The Chase Manhattan Bank of Canada
                          Account No. 219-247-4

                 (C)      Effective Date of Assignment: August 31, 1995

         The Assignee has delivered, if appropriate, to the Canadian Agent and such Company's Applicable Agent the forms and certificates referred to in
Section 3.01(f) of the Credit Agreement.

         THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

         This Assignment and Assumption Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Please evidence your consent to and acceptance of the proposed assignment and delegation set forth herein by signing and returning counterparts hereof to the Assignor and the Assignee.

         Assignee's Revolving Commitment = Cdn. $6,937,500

         Assignee's Term Commitment (the outstanding principal balance of its Term Loans) = Cdn. $6,243,750

         Assignor's Revolving Commitment = Cdn. $6,937,500

         Assignor's Term Commitment (the outstanding principal balance of its Term Loans) = Cdn. $6,243,750

                             BANK OF AMERICA CANADA



                             By
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                             Title:
                                   ---------------------------------





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                             THE CHASE MANHATTAN BANK OF CANADA



                             By
                                -----------------------------------
                             Title:
                                   --------------------------------


ACCEPTED AND CONSENTED
this ____ day of August 1995

BANK OF AMERICA CANADA,
 as Agent


By
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Title:
      ----------------------------

CONSENTED TO
this ____ day of August 1995

BINGO PRESS & SPECIALTY LIMITED
(f/k/a 108935 Ontario Inc.)


By
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Title:
      ----------------------------





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